EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350, as adopted), Stephen H. Hollis, Chief Executive Officer of Double Eagle Petroleum Co. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Company's Annual Report on Form 10-KSB for the period ended December 31, 2003, to which this certification is attached as Exhibit
         32.1 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 2, 2004                               /s/  Stephen H. Hollis
                                                    ----------------------------
                                                    Stephen H. Hollis
                                                    Chief Executive Officer